UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 5, 2013

CONVERTED ORGANICS INC.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-33304	204075963
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7A Commercial Wharf West, BOSTON, Massachusetts		02110
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	617-624-0111

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On February 5, 2013, Converted Organics Inc. (the "Company") entered into a letter agreement (the "Letter Agreement") with two institutional investors, which amended our existing Securities Purchase Agreement, dated as of January 3, 2012, by and between the Company and one of the institutional investors (the "Purchase Agreement"), to provide for an additional closing pursuant to which the investors agreed to purchase an aggregate original principal amount of $374,000 of additional senior secured convertible notes (the "Notes"), in the form attached hereto as Exhibit 10.2, and additional warrants (the "Warrants") to purchase an aggregate of 155,833,332 shares of our common stock, $0.0001 par value (the "Common Stock"), in the form attached hereto as Exhibit 10.3. The Notes and the Warrants were issued pursuant to the Letter Agreement and the Purchase Agreement at such additional closing on February 5, 2012.

For a description of the Purchase Agreement and other related agreements (including, without limitation, the security agreement and guarantees pursuant to which we granted a first priority perfected security interest in all of the assets and the assets of our subsidiaries and each subsidiary is a guarantor thereof), see our Current Report on Form 8-K filed on January 3, 2012, which is incorporated herein by reference.

The Notes are being issued with an original issue discount and are not interest bearing, unless we are in default on the Notes, in which case the Notes carry an interest rate of 18% per annum. The Notes mature eight months after issuance. The Notes are convertible into shares of our common stock at a conversion price equal to the lowest of (1) $0.0012 (the "Fixed Conversion Price"), (2) the price which is 85% of the three lowest closing sale prices of the our common stock during the twenty trading day period preceding the applicable conversion date, and (3) the price which is 85% of the closing sale price of our common stock on the trading day preceding the applicable conversion date, provided, that each conversion is subject to a true-up on the third trading day following a conversion date to 85% of the Bid Price (as defined in the Warrants) of the Common Stock on such conversation date; provided, further, that if we make certain dilutive issuances (with limited exceptions), the Fixed Conversion Price of the Notes will be lowered to the per share price for the dilutive issuances. The Fixed Conversion Price of the Notes is also subject to adjustment in the case of stock splits, stock dividends, combinations of shares and similar recapitalization transactions. The convertibility of the Notes may be limited if, upon conversion, the holder or any of its affiliates would beneficially own more than 4.9% of our common stock.

Each Warrant is exercisable any time after issuance and have a five year term. Each Warrant provides that the holder is initially entitled to purchase the number of shares of common stock equal to 50% of the number of shares of common stock issuable upon conversion in full of the applicable Note (based on initial Fixed Conversion Price of the applicable Note) at an initial exercise price of $0.0012. If we make certain dilutive issuances (with limited exceptions), the exercise price of the Warrants will be lowered to the per share price for the dilutive issuances and the number of shares of Common Stock issuable upon exercise of the Warrant shall proportionally increase. The exercise price and number of shares of Common Stock issuable upon exercise of all the Warrants are also subject to adjustment in the case of stock splits, stock dividends, combinations of shares and similar recapitalization transactions. The exercisability of the Warrants may be limited if, upon exercise, the holder or any of its affiliates would beneficially own more than 4.9% of our common stock.

To the extent we enter into a fundamental transaction (as defined in the Warrants and which include, without limitation, our entering into a merger or consolidation with another entity, our selling all or substantially all of our assets, or a person acquiring 50% of our common stock), we have agreed to purchase the Warrants from the holder at the greater of (i) the Black Scholes Value (as defined in the Warrants) and (ii) the product of (1) $0.10 multiplied by (2) the aggregate number of shares of Common Stock for which such Warrant is then exercisable on the date of such request for redemption (disregarding certain limitations on exercise and exercise price adjustments).

The foregoing descriptions of Letter Agreement, the Notes and the Warrants do not purport to be complete and are qualified in their entirety by reference to such documents, which are attached hereto as Exhibits 10.1, 10.2 and 10.3 respectively, and incorporated herein by this reference. The Letter Agreement, the Notes and the Warrant have been included to provide investors and security holders with information regarding their terms. They are not intended to provide any other financial information about us or our subsidiaries and affiliates. The representations, warranties and covenants contained in the Purchase Agreement were made only for purposes of that agreement and as of specific dates; were solely for the benefit of the parties to the Purchase Agreement; may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Purchase Agreement instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of us or our subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in public disclosures by us.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is included herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 is included herein by reference.

Item 9.01 Financial Statements and Exhibits.

10.1 Letter Agreement, dated February 5, 2013, by and among Converted Organics Inc. and the investors party thereto

10.2 Form of Note

10.3 Form of Warrant

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONVERTED ORGANICS INC.

February 8, 2013	By:	Edward J. Gildea

Name: Edward J. Gildea
Title: President and CEO

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Exhibit Index

Exhibit No.	Description

10.1	Letter Agreement, dated February 5, 2013, by and among Converted Organics Inc. and the investors party thereto
10.2	Form of Note
10.3	Form of Warrant